MELTRONIX, INC.

		NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS

				June 3, 2002

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of
MeltroniX, Inc., a California corporation (the "Company"), will be held on June 3, 2002, at 10:00 a.m., local time, at 9577 Chesapeake Drive, San Diego, California 92123, for the following purposes:

1.	To elect directors to serve for the ensuing year or until their successors are elected and qualified.

2.	To ratify the appointment of Haskell & White LLP as independent auditors of the Company for the fiscal year ended December 31, 2002.

3.	To vote upon such other matters as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only shareholders of record at the close of business on May 1, 2002 are entitled to notice of and to vote at the meeting. The stock transfer books will not be closed between the record date and the date of the meeting. A list of shareholders entitled to vote at the Annual Meeting will be available for inspection at the executive offices of the Company for a period of ten days before the Annual Meeting.

All shareholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to sign and return the enclosed Proxy as promptly as possible in the envelope enclosed for that purpose.

Any shareholder attending the meeting may vote in person even if he or she has returned a Proxy.

  					    Sincerely,

  					    Robert M. Czajkowski
 				          President and Chief Executive Officer
April 30, 2002


YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, AND COMPLETE, SIGN AND DATE THE ENCLOSED
PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                        TABLE OF CONTENTS

GENERAL .......................................................	1
Revocability of Proxies .......................................	1
Solicitation ..................................................	1
Deadline for Receipt of Shareholder Proposals .................	1
Record Date and Voting ........................................	1
MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING ................	2
PROPOSAL ONE--Election of Directors ...........................   2
Nominees ......................................................	2
Business Experience of Directors ..............................   3
Material Proceedings ..........................................   5
Director Compensation .........................................   5
Certain Relationships and Related Transactions ................   6
Approvals Required ............................................   7
REPORT OF THE AUDIT COMMITTEE .................................   7
Previous Independent Accountants ..............................   8
New Independent Accountants ...................................   9
PROPOSAL TWO--Ratification of Independent Auditors ............   9
FEES PAID TO INDEPENDENT AUDITORS .............................   9
Approvals Required ............................................  10
OTHER MATTERS .................................................  10
SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT 10
EXECUTIVE COMPENSATION AND RELATED INFORMATION ................  13
Summary of Cash and Certain Other Compensation ................  13
Option Grants in Last Fiscal Year .............................  16
Aggregated Option Exercises and Fiscal Year-End Values ........  17
Compensation and Stock Option Committee Interlocks and Insider
Participation .................................................  17
Employment Contracts and Termination of Employment and Change
in Control Arrangements .......................................  18
COMPENSATION AND STOCK OPTION COMMITTEE REPORT ................  19
General Compensation Policy ...................................  19
Factors .......................................................  19
Base Salary ...................................................  19
Annual Incentive Compensation .................................  19
Long-Term Incentive Compensation ..............................  20
CEO Compensation ..............................................  20
Compliance with Internal Revenue Code Section 162(m)...........  21
COMPARISON OF SHAREHOLDER RETURN ..............................  21
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT
 OF 1934 ......................................................  22
FORM 10-K .....................................................  23
APPENDIX A - PROXY CARD	.......................................  24
EXHIBIT A - Company's Audit Committee Charter 	...............  26

                          MELTRONIX, INC.

                          PROXY STATEMENT
               FOR THE ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON June 3, 2002

General

The enclosed proxy ("Proxy") is solicited on behalf of the Board of Directors of MeltroniX, Inc., a California corporation ("MeltroniX" or the "Company"), for use at the Annual Meeting of Shareholders to be held on June 3, 2002 (the "Annual Meeting"). The Annual Meeting will be held at 10:00 a.m., local time, at the Company's corporate headquarters at 9577 Chesapeake Drive, San Diego, California 92123.

These proxy solicitation materials were mailed on or about May 13, 2002 to all shareholders entitled to vote at the Annual Meeting.

Revocability of Proxies

Any person giving a Proxy has the power to revoke it at any time before its exercise. It may be revoked by filing with the Chief Financial Officer of the Company at the Company's principal executive offices, 9577 Chesapeake Drive, San Diego, California 92123, a notice of revocation or another signed Proxy with a later date. Any person may also revoke his or her Proxy by attending the Annual Meeting and voting in person.

Solicitation

The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the Proxy and any additional soliciting materials furnished to shareholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail will be supplemented by solicitation by telephone, telegram, or other means by directors, officers or employees of the Company. No compensation will be paid to directors, officers or employees for any such services.

Deadline for Receipt of Shareholder Proposals

Proposals of shareholders of the Company that are intended to be presented by such shareholders at the 2003 Annual Meeting of Shareholders must be received by the Company no later than February 3, 2003, in order that they may be included in the proxy statement and form of proxy relating to that meeting.

Record Date and Voting

Shareholders of record on May 1, 2002 are entitled to notice of and to vote at the Annual Meeting. On April 26, 2002, 29,848,331 shares of the Company's common stock, no par value (the "Common Stock"), and 8,230,780 shares of the Company's Series A Preferred Stock, no par value (each share of which is convertible into two (2) shares of Common stock) (the "Series A Preferred Stock") were issued and outstanding. Abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum for the transaction of business. Each shareholder is entitled to one vote for each share of Common Stock held and two votes for each share of Series A Preferred Stock held. In addition, as long as any shares of Series A Preferred Stock are outstanding, the holders of the Series A Preferred Stock voting as a separate series with cumulative voting rights as among themselves, shall be entitled to elect one director. The holders of the Series A Preferred Stock and the Common Stock, voting together as a single class, shall be entitled to elect the remaining directors of the Company. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

This Proxy Statement contains forward-looking statements concerning the Company's anticipated future revenues and earnings, adequacy of future cash flow and related matters. These forward-looking statements include, but are not limited to, statements containing the words "expect", "believe", "will", "may", "should", "project", "estimate", and like expressions, and the negative thereof. These statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements, including competition, as well as those risks described in the Company's SEC reports, including the Company's Form 10-K filed pursuant to the Securities and Exchange Act of 1934.

PROPOSAL ONE - ELECTION OF DIRECTORS

The Bylaws of the Company provide that the Board of Directors shall be comprised of no fewer than two (2) nor greater than seven (7) Directors, with the exact number to be fixed by the Board. As of April 30, 2002, the Company's Board of Directors is comprised of seven (7) Directors including: Robert M. Czajkowski, David J. Strobel, Charles L. Wood Andrew K. Wrobel, Paul H. Neuharth, Jr., Dr. Abigail A. Barrow, and Stephen P. Meyer.

At the Annual Meeting, five (5) Directors are to be elected to serve until the Company's next annual meeting or until their successors are elected and qualified. The Board of Directors has selected five (5) nominees, four of whom are current Directors of the Company. The five (5) candidates receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected Directors of the Company.

Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unavailable to serve. Unless otherwise instructed, the proxy holders will vote the Proxies received by them FOR the nominees named below. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Nominees

Set forth below is information regarding the nominees, including information furnished by them as to principal occupations, certain other directorships held by them, any arrangements pursuant to which they
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were selected as directors or nominees and their ages as of April 30,
2002.  All the nominees are currently directors of the Company.

In late September, 2001, Andrew K. Wrobel resigned as the Company's President and Chief Executive Officer but continued to serve on the Company's Board of Directors as its Chairman. Robert M. Czajkowski was appointed by the Board to serve as the Company's President and Chief Executive Officer upon Mr. Wrobel's resignation from those positions. Mr. Czajkowski is a nominee for election to the Board of Directors at the Annual Meeting.

	Name				Age	Position and Offices Held with the Company

	Robert M. Czajkowski	64	President, Chief Executive Officer, Director
	Stephen P. Meyer 		52	Director   (2)
	Paul H. Neuharth, Jr.	40	Director   (1) (2)
	David M. Salva		60	Director
	David J. Strobel		56	Director

(1) Member of the Compensation and Stock Option Committee

(2) Member of the Audit Committee

Business Experience of Directors

The principal occupations of each current Director of the Company, and each Director nominee, for at least the last five (5) years are as follows:

Robert M. Czajkowski was elected to the Board of Directors on July 26,
2001 and was named as the Company's President and Chief Executive Officer in late September, 2001. Prior to joining the Company, Mr. Czajkowski led three previous companies through rapid growth in the electronics technology. His duties included management responsibilities at SAIC, Loral, and Space Electronics, Inc. Space Electronics, Inc. was Inc.'s Fastest Growth Award Winner prior to its merger with Maxwell Technologies, Inc. Mr. Czajkowski is also the CEO of United States Semiconductor Corporation ("US-Semi"), with whom the Company has a Letter of Intent for infusion of funding and the deployment of proprietary process technologies owned by US-Semi.
Mr. Czajkowski is a Director nominee at the Annual Meeting.

Stephen P. Meyer was appointed to the Company's Board of Directors on March 19, 2002. Mr. Meyer received his BA from Dartmouth College and MBA from Harvard Graduate School of Administration. He has over 25 years of senior financial and general management experience in starting, developing and financing technology based companies including Alexander X, Inc., where he has served as Chairman and President since 1996. He previously served with The Titan Corporation (NYSE-TTN) ($1 billion in revenue) as President, Applied Technology Group, Senior Vice President and Chief Financial Officer; with REMEC (Nasdaq-REMC) as Senior Vice President and Chief Financial Officer; and with Science Applications International Corporation (SAIC) ($6 billion in revenue) as Corporate Vice President and Page 3
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Treasurer, Vice President and Director of Information Technology, Assistant
Vice President and Director of Planning and President of the wholly owned broker-dealer subsidiary Bull, Inc. In his positions as chief financial officer he has engineered over $500 million in private and public, debt and equity transactions (including common stock, preferred stock, traditional lines of credit, highly leveraged transactions and lease lines) and as general manager grew an information technology business to over $40 million in annual revenue. Mr. Meyer serves on boards and advisory committees for various business related organizations. Mr. Meyer is a Director nominee at the Annual Meeting.

Paul H. Neuharth, Jr. joined the Company's Board of Directors in February, 2001. He received his B.A. from the University of California at Riverside and his J.D. from the University of San Diego. He is a graduate of the Institute of International and Comparative Law in Oxford, England.
Mr. Neuharth is a large investor and shareholder in the Company and is the President of the Neuharth Representation Corporation. He is an officer and Director of E.T. Search, Inc., a privately held Executive Tax Search Firm. Mr. Neuharth previously served as the Vice-Chairman for Unit 8 of the California State University Employees and Chairman of its Bargaining Committee. Mr. Neuharth has completed the Corporate Governance Institute Director Professionalism Program through San Diego State University in conjunction with the Forum for Corporate Directors. Mr. Neuharth is a member of the Forum for Corporate Directors in San Diego. Mr.
Neuharth is a Director nominee at the Annual Meeting.

David M. Salva, Ph.D. is a Director nominee at the Annual Meeting and has not previously served with the Company. Dr. Salva is Chairman and President of United States Semiconductor, founded in 1998 and the developer of RHI-NO.
He has over 30 years of experience in organizational development and management consulting. His early work included development of management selection and treatment program design criteria for all VA Medical Centers.
As a clinical/consulting psychologist he has provided significant interventions to a wide spectrum of industrial and commercial enterprises. Dr. Salva is the Founder and President of Mid-West Semiconductor Corporation, a technology incubator company in Missouri, which developed and funded US-Semi. He has been in the semiconductor industry since 1990 serving as a founder of the Silicon River Consortium and of the Missouri Advanced Lithography Consortium (MALCO). He obtained his Ph.D. and M.A. from the University of Kansas. He is a member of the American Psychological Society, American Psychological Association/ Division of Organizational Psychology, and the American Association for the Advancement of Science.

David J. Strobel has over 30 years of microelectronics experience, including technology, business development, strategic partnering and emerging company growth. Mr. Strobel holds four degrees from the U.S. Air Force Academy, Cornell, USC and Claremont. Mr. Strobel held positions of increasing responsibility in these areas at Northrop Electronics, SAIC, Space Electronics, Inc., and Maxwell Technologies. Mr. Strobel also serves on the Board of Directors of three other technology firms. Mr. Strobel is a Director nominee at the Annual Meeting.

There are no family relationships among executive officers or directors of the Company.

During the fiscal year ended December 31, 2001, the Board of Directors held eleven (11) meetings and acted by unanimous written consent on one (1) occasion. The Board of Directors has an Audit Committee and a Compensation and Stock Option Committee. No Director serving for the full fiscal year attended fewer than 75% of the aggregate number of meetings of the Board of Directors and meetings of the Committees of the Board on which s/he serves.

The Audit Committee currently consists of three (3) Directors, Mr. Meyer,
Mr. Neuharth, and Dr. Barrow. These directors are independent of the Company. The Audit Committee is primarily responsible for assisting the Board of Directors in its general oversight of the Company's financial reporting process. The Audit Committee is responsible for approving the services performed by the Company's independent auditors and reviewing their reports regarding the Company's accounting practices and systems of internal accounting controls. During the fiscal year ended December 31, 2001, the Audit Committee held one (1) meeting. The Company's Audit Committee Charter is attached hereto as Exhibit A.

The Compensation and Stock Option Committee currently consists of two
(2) Directors, Mr. Neuharth and Dr. Barrow. Dr. Barrow will not continue as a Director after the Annual Meeting, and the Board of Directors will replace her seat on the Committee with one of the Directors elected at the Annual Meeting. During the fiscal year ended December 31, 2001, the Compensation and Stock Option Committee held one (1) meeting. This Committee reviews and approves the Company's general compensation policies and sets compensation levels, subject to Board review, for the Company's directors and executive officers.

Material Proceedings

There are no proceedings involving a director, director nominee, officer or 5% shareholder, or an affiliate of the foregoing, in which proceedings the person(s) at issue is a party adverse to the Company.

Director Compensation

Fees and Expenses. Directors are reimbursed for expenses incurred in connection with attending Board and Committee meetings. Each non-employee Director receives a fee of $1,500 for each meeting attended, $750 for each Board committee meeting that does not occur on the date of a Board meeting and a fee of $1,000 for each quarter of Board service as a Director. Directors who are also employees of the Company receive no additional remuneration for serving as Directors (other than reimbursement for expenses incurred).

During the fiscal year ended December 31, 2001, the Company paid no fees to any Director in his or her capacity as a Director.
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Automatic Option Grants. Pursuant to the Automatic Option Grant Program
of the 1993 Plan as amended May 17, 1999, by the Board and approved by the Shareholders in October 1999, on which date it became effective, each individual who first joins the Board as a non-employee director receives an option grant for 40,000 shares of Common Stock on the date of his or her initial election or appointment to the Board. Beginning with the July
26, 2000 Annual Meeting, each individual who is to continue to serve as a non-employee Board member, whether or not he or she is standing for re-election at that particular meeting, will receive an option grant for 30,000 shares of Common Stock. Each grant under the Automatic Option Grant Program will have an exercise price per share equal to the fair market value per share of the Common Stock on the grant date and will have a maximum term of ten years, subject to earlier termination should the optionee cease to serve as a Board member. Each option granted under the Automatic Option Grant Program becomes exercisable in four successive equal annual installments over the optionee's period of continued Board service, measured from the grant date. However, the shares subject to each outstanding option under the Automatic Option Grant Program will accelerate and become exercisable in full upon (i) an acquisition of the Company by merger or asset sale, (ii) a hostile takeover of the Company or (iii) the optionee's death or disability while continuing to serve as a Board member.

On February 6, 2001, Mr. Neuharth was awarded an option grant for 40,000 shares under the Automatic Option Grant Program. On July 10, 2001, Messrs. Czajkowski, Strobel and Wood were awarded option grants for 40,000 shares under the Automatic Option Grant Program.

Certain Relationships and Related Transactions

As further explained in "Employment Contracts and Termination of Employment and Change in Control Arrangements" below, the Company's employment agreement with Andrew K. Wrobel was terminated upon Mr. Wrobel's resignation and the delivery of a separate Resignation and Release Agreement between the Company and Mr. Wrobel dated September 21, 2001. However, Mr. Wrobel's stock options continue to be effective. The Resignation and Release Agreement provided that the Company would deliver to Mr. Wrobel (i) cash payments totaling approximately $67,000, (ii) the release of a promissory note and deed of trust that Mr. Wrobel had previously executed to a third party, (iii) indemnification agreements regarding creditors of the Company whose loans Mr. Wrobel had guaranteed, and (iv) 1,250,000 shares of MeltroniX common stock to a company affiliated with Mr. Wrobel in exchange for Mr. Wrobel's release of any claim for stock options regarding the Company's stock. In the event that the payments described above were not timely made, the Company agreed to deliver freely tradable shares of its common stock as a penalty.

Robert M. Czajkowski is President and Chief Executive Officer of the Company and serves on its Board of Directors. Richard K. Ausbrook is Secretary of the Company. Stuart Shanken is Vice President of Marketing and Business Development. Mr. Czajkowski executed a $100,000 promissory note to the Company dated as of April 24, 2002 as payment for stock options issued pursuant to the Company's 1993 Stock Option/Stock Issuance Plan. Each Mr. Ausbrook and Mr. Shanken executed a similar note dates as of the same date. Each is an interest free note due
April 30, 2003.
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The Company has entered into an indemnification agreement with each of its directors.

The Company believes that all of the transactions set forth above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. All future transactions between the Company and its officers, directors, principal shareholders and affiliates will be approved by a majority of the Board of Directors, including a majority of the independent and disinterested outside directors on the Board of Directors, and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

Approvals Required

Each share of Common Stock is entitled to one vote, and each share of Series A Preferred Stock is entitled to two votes, on each Director nominee. The affirmative vote of a majority of the total number of eligible votes is required for approval of each Director nominee.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE 'FOR'
THE ELECTION OF EACH OF THE NOMINEES TO SERVE AS DIRECTORS OF THE COMPANY UNTIL THE NEXT ANNUAL MEETING OR UNTIL THEIR SUCCESSORS HAVE BEEN ELECTED AND QUALIFIED. ABSTENTIONS HAVE THE EFFECT OF VOTES AGAINST THIS PROPOSAL ONE. IF YOUR SHARES ARE HELD IN STREET NAME, YOUR BROKER MAY VOTE FAVORABLY FOR THIS PROPOSAL ONE, UNLESS YOU INSTRUCT YOUR BROKER OTHERWISE.

REPORT OF THE AUDIT COMMITTEE

The information contained in this report shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

The Audit Committee is primarily responsible for assisting the Board of Directors in its general oversight of the Company's financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Company's independent auditor is responsible for performing an independent audit of the annual consolidated financial statements in accordance with auditing standards generally accepted in the United States.

Among other matters, the Audit Committee monitors the activities and performance of the Company's independent auditor, including the audit scope, audit fees, auditor independence matters and the extent to which the independent auditor may be retained to perform non-audit services.
The Audit Committee and the Board of Directors have ultimate authority and responsibility to select, evaluate and, when appropriate, replace the Company's independent auditor. The Audit Committee also reviews the results of the audit work with regard to the adequacy and appropriateness of the Company's financial, accounting and internal controls. In addition, the Audit Committee generally oversees the Company's internal compliance programs.
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The Audit Committee has reviewed and discussed with the Company's management and Haskell & White LLP the audited consolidated financial statements of the Company contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2001. The Audit Committee has also discussed with Haskell & White LLP the matters required to be discussed pursuant to SAS
No. 61 (Codification of Statements on Auditing Standards, AU Section 380), which includes, among other items, matters related to the conduct of the audit of the Company's consolidated financial statements.

The Audit Committee has received and reviewed the written disclosures and the letter from Haskell & White LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with Haskell & White LLP its independence from the Company.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the SEC.

Audit Committee Members:

Paul H. Neuharth, Jr.,
Stephen P. Meyer

Previous Independent Accountants

On February 6, 2001, the independent accountants for the Company, BDO Seidman, LLP ("BDO"), resigned. BDO was responsible for performing an independent audit of the annual consolidated financial statements in accordance with auditing standards generally accepted in the United States for fiscal years 1996 through and including 1999.

The reports of BDO on the financial statements for the past two fiscal years contain no adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope or accounting principles, with the exception of the auditors' report covering the Company's financial statements included in the Company's Form 10-K for the year ended December 31, 1998, which contained a modification regarding the registrant's ability to continue as a going concern.

The Audit Committee participated in and approved the new independent accountants, Haskell & White LLP.

In connection with the audits for the two most recent fiscal years and through February 6, 2001, there have been no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure of the nature presented in
Item 304(a)1(iv) of Securities and Exchange Commission Regulation S-K, which disagreements if not resolved to the satisfaction of BDO would have caused them to make reference thereto in their report on the financial statements for such years.

During the two most recent fiscal years and through February 6, 2001, there have been no reportable events as defined in Item 304(a)1(v) Regulation S-K of Securities and Exchange Commission.
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The Registrant has requested that BDO furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.
A copy of such letter will be promptly filed with the Securities and Exchange Commission upon the Company's receipt.

New independent accountants.

The Company engaged Haskell & White LLP ("Haskell & White") as its new independent accountants as of February 6, 2001. Prior to their retention on February 6, 2001, the Company did not consult with Haskell & White on any matters. The Board of Directors appointed BDO as independent auditors of the Company for the fiscal year ended December 31, 2000. Upon BDO's resignation on February 6, 2001, the Board exercised its authority to appoint Haskell & White as independent auditors of the Company. As such, Haskell & White was responsible for performing an independent audit of the annual consolidated financial statements in accordance with auditing standards generally accepted in the United States for the fiscal year ended December 31, 2001.

PROPOSAL TWO - RATIFICATION OF INDEPENDENT AUDITORS

The Board of Directors has selected the firm of Haskell & White as independent certified public accountants to audit the financial statements of the Company for the fiscal year ended December 31, 2002, and is asking the shareholders to ratify this appointment.

In the event the shareholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors believes that such a change would be in the best interests of the Company and its shareholders. The affirmative vote of a majority of the Company's shareholders represented and voting at the Annual Meeting is required to ratify the selection of Haskell & White.

A representative of Haskell & White is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions. No representative of BDO is expected to be present at the Annual Meeting.

The Board of Directors recommends that the shareholders vote FOR the ratification of the selection of Haskell & White to serve as the Company's independent accountants for the fiscal year ended December 31, 2002.

FEES PAID TO INDEPENDENT AUDITORS

The following table shows the fees paid or accrued by the Company for the audit and other services provided by Haskell & White LLP for the fiscal year ended December 31, 2002.
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Fees for Audit of Fiscal 2000 Financial Statement and
for Reviews of 2001 Quarterly Financial Statements	    $85,000.00

Fees for Financial Information Systems Design
and Implementation						    $0

Fees for All Other Non-Audit Services  (1)                $22,500.00

		TOTAL							   $107,500.00

(1) Comprised of $22,500 for preparation of the Company's 2000 tax returns.

In connection with the recently revised standards for independence of the Company's independent public accountants promulgated by the Securities and Exchange Commission, the Audit Committee has considered whether the provision of "Other Non-Audit Services" is compatible with maintaining the independence of Haskell & White.

Approvals Required

Each share of Common Stock is entitled to one vote, and each share of Series A Preferred Stock is entitled to two votes, on the ratification of the Company's independent auditors. The affirmative vote of a majority of the total number of eligible votes is required for ratification.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE 'FOR' THE RATIFICATION OF THE COMPANY'S INDEPENDENT AUDITORS. ABSTENTIONS HAVE THE EFFECT OF VOTES AGAINST THIS PROPOSAL TWO. IF YOUR SHARES ARE HELD IN STREET NAME, YOUR BROKER MAY VOTE FAVORABLY FOR THIS PROPOSAL TWO, UNLESS YOU INSTRUCT YOUR BROKER OTHERWISE.

OTHER MATTERS

The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the annual meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to the Company regarding the ownership of the Company's Common Stock as of April 26, 2002 for (i) each Director and nominee who owns Common Stock, (ii) all persons or entities who were known by the Company to be beneficial owners of five percent (5%) or more of the Company's Common Stock, (iii) the Chief Executive Officer and the other executive officers whose compensation for 2001 were each in excess of $100,000 and (iv) all executive officers and Directors of the Company as a group.

										Percent of
							Number of		Total Shares
							Shares    		Outstanding
							Beneficially	Beneficially
Name and Address of Beneficial Owner      Owned(1)      	Owned
------------------------------------      ------------	------------

Entities that may be deemed to be
affiliated with Transpac Capital Pte.
Ltd.(2).....................  		9,630,302      		20.3%
 6 Shenton Way
 #2D-09 DBS Building
 Tower Two
 Singapore 068809

Development Bank of Singapore
(3).........................  	     2,513,993		      5.3%
 6 Sheraton Way #20-09
 DBS Building Tower Two
 Singapore 06880

Motorola, Inc.(4)...........  	     1,739,864		      3.7%
 1303 East Algonquin Road
 Schaumburg, Illinois 60196

Texas Instruments Singapore,
Ltd.(5).....................  	     2,112,052		      4.5%

Abigail A. Barrow(6)........   		  70,000			0.1%

Randal D. Siville(7)........    		  42,000			0.1%

James Waring(8).............  	     2,002,846		      4.2%

Andrew K. Wrobel(9).........  	     1,242,903		      2.6%

Robert M. Czajkowski).......	              40,000			0.1%

David J. Strobel(6).........	              40,000			0.1%

Charles L. Wood(6)..........	              40,000			0.1%

Stephen P. Meyer(6)..........			 100,000			0.2%

All current directors and
executive officers as a group
(8 persons)..................  		5,136,987		     10.9%

(1) This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the Securities and Exchange Commission ("Commission"). Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Percentage beneficially owned is based on a total of 29,848,331 shares of Common Stock issued and outstanding as of April 26, 2002. Shares of Common Stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of April 26, 2002, are deemed outstanding for computing the percentage of the person holding such options or warrants but are not outstanding for computing the percentage of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned.

(2) Transpac Capital Pte. Ltd. ("Transpac Capital"), a Singapore private limited company, does not have a direct ownership interest in the Common Stock of MeltroniX. Transpac Nominees Pte. Ltd. ("Transpac Nominees"), a Singapore private limited company and wholly-owned subsidiary of Transpac Capital, holds securities of MeltroniX in a nominee capacity for the benefit of several entities associated with Transpac Capital, including Transpac Industrial Holdings Limited ("TIH"), a Singapore public listed company; Regional Investment Company Limited ("Regional"), a Singapore public limited company; Transpac Equity Fund ("TEF"), a British Virgin Islands trust; Transpac Venture Partnership II ("TVP"), a collective investment scheme, Transpac Managers Fund III Ltd. ("TMF"), a British Virgin Islands international business company, and NatSteel Equity III Pte. Ltd. ("NATSTEEL"), a Singapore private limited company. In its capacity as the investment adviser to each of these entities and the sole stockholder of Transpac Nominees, Transpac Capital has the power to control the voting and disposition of the shares of Common Stock and Series A Preferred Stock and warrants for Common Stock held by Transpac Nominees described below. Each of the foregoing entities other than Transpac Nominees may be referred to herein as a "Transpac Entity." Each share of Series A Preferred Stock is currently convertible into two shares of Common Stock.

Transpac Nominees holds 1,599,632 shares of Series A Preferred Stock, convertible into 3,483,865 shares of Common Stock and warrants for 198,500 shares of Common Stock for the benefit of TIH. Transpac Nominees holds 440,843 shares of Series A Preferred Stock, convertible into 960,119 shares of Common Stock and warrants for 54,500 shares of Common Stock for the benefit of Regional. Transpac Nominees holds 944,664 shares of Series A Preferred Stock, convertible into 2,057,400 shares of Common Stock and warrants for 117,151 shares of Common Stock for the benefit of TEF. Transpac Nominees holds 667,563 shares of Series A Preferred Stock, convertible into 1,453,897 shares of Common Stock and warrants for 82,787 shares of Common Stock for the benefit of TVP. Transpac Nominees holds 12,595 shares of Series A Preferred Stock, convertible into 27,430 shares of Common Stock and warrants for 1,562 shares of Common Stock for the benefit of TMF. Transpac Nominees holds 366,529 shares of Series A Preferred Stock, convertible into 798,270 shares of Common Stock and warrants for 45,500 shares of Common Stock for the benefit of NatSteel. Transpac Nominees in total hold 349,321 shares of Common Stock. Each of TIH, Regional, TEF,
TVP, TMF and NatSteel disclaims beneficial ownership of any shares held for the benefit of any other Transpac entity.

(3) Includes 1,154,311 shares of Series A Preferred Stock which are convertible into 2,513,993 shares of Common Stock within 60 days of April 26, 2002.

(4) Includes 869,932 shares of Series A Preferred Stock which are convertible into 1,739,864 shares of Common Stock within 60 days of April 26, 2002.

(5) Includes 1,056,026 shares of Series A Preferred Stock which are convertible into 2,112,052 shares of Common Stock within 60 days of April 26, 2002.

(6) All shares in the form of stock options exercisable within 60 days of April 26, 2002.

(7)  Shares purchased.

(8) Includes 553,000 shares of Common Stock, 562,423 shares of Series A Preferred Stock held by the Waring Family Trust, which are convertible within 60 days of April 26, 2002, into 1,124,846 shares of Common Stock of the Company. Also includes 37,500 shares of Series A Preferred Stock held by two individual trusts for the benefit of Mr. Waring's two minor children, which are convertible within 60 days of April 26, 2002, into 75,000 shares of Common Stock of the Company. Mr. Waring also holds a warrant to acquire 250,000 shares of Common stock which is exercisable within 60 days of April 26, 2002.

(9) Includes 1,163,545 shares of Common Stock and 39,679 shares of Series A Preferred Stock which is convertible within 60 days of April 26, 2002, into 79,358 shares of Common Stock of the Company.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Summary of Cash and Certain Other Compensation

The following table provides certain summary information concerning compensation earned, for services rendered in all capacities to the Company and its subsidiaries, for the fiscal years ended December
31, 2001, 2000 and 1999, by all persons who served as the Company's Chief Executive Officer during 2001, and each of the other four (4) most highly compensated executive officers of the Company who earned more than $100,000 in compensation for the fiscal year ended December 31, 2001 (hereafter referred to as "Named Executive Officers").

								Long Term Compensation
						----------------------------------------
	Annual Compensation		     	Awards		      	Payouts
	----------------------------	--------------------------------   -------------
    							                         Restricted	  Securities
                                              	    Other Annual   Stock	  Underlying   LTIP        All Other
Name and Principal               Salary   Bonus     Compensation   Award(s)	  Options      Payouts    Compensation
Position                  Year    ($)      ($)        ($)(1)        ($)           (#)        ($)          ($)(2)
------------------        ----   -------  -------   ------------   ----------   ----------   -------	 --------------
Robert M. Czajkowski(3).. 2001   31,385    --	        --	         --          40,000	     --             --
President and          	  2000   --        --           --           --          --            --             --
Chief Executive Officer   1999   --        --           --           --          --            --             --

Randal D. Siville(4)....  2001   96,983    --           --           --          --            --             --
 Vice President of Finance
   and  			  2000   68,786    --           --           --          --            --
 Chief Financial Officer  1999   --        --           --           --          --            --             --

Andrew K. Wrobel(5).....  2001   177,619   --           --           --          --            --             --
 Chairman, President and  2000   260,000  74,000        --           --          --            --          1,000
 Chief Executive Officer  1999   242,546 141,786        --           --     	 1,032,000       --          6,344

Denis J. Trafecanty(6).	  2001   7,912     --           --           --          --            --             --
 Senior Vice President	  2000 175,280     --           --           --          --            --             --
  and                     1999 162,462    10,000     32,050          --          516,000       --         10,219
 Chief Financial Officer

Timothy R. Sullivan(8)..  2001             --           --           --           --           --             --
 Vice President and	  2000  48,943     --           --           --           --           --             --
 Controller		        1999 121,233    17,562        --           --          258,000       --          3,677

(1) Other Annual Compensation for all other employees listed in the table is less than $50,000 and 10% of the total of annual salary and bonus for such individual.

(2) All other compensation is comprised of (i) matching contributions made by the Company on behalf of the Named Executive Officer to its Section 401(k) Plan and (ii) annual premiums paid for group term life insurance policies. Under such policies, the Named Executive Officer may designate the beneficiary of the insurance proceeds payable upon death. The amounts of the Company's matching contribution to its Section 401(k) Plan and the life insurance premiums are set forth below:

                                    Matching 401(k)		Life Insurance
                                    Contribution ($)        Premium ($)
                                    ----------------		--------------
Robert M. Czajkowski........  2001       --                      --
                              2000	     --			     --
              			1999	     --			     --

Randal D. Siville..........   2001       --                      --
                              2000	     --			     --
              			1999	     --			     --


Andrew K. Wrobel..........	2001	     --                      --
					2000	     --         	           1,000
              			1999	     --			     6,344


Denis J. Trafecanty..........	2001       --                      --
				      2000       --                      --
					1999	     4,869			     5,350

Timothy R. Sullivan..........	2001       --                      --
                              2000       --                      --
                              1999	     3,677			     --

(3) Mr. Czajkowski joined the Board of Directors effective as of July 27, 2001. He was appointed President and Chief Executive Officer of the Company in late September, 2001 after Mr. Wrobel resigned from those offices.

(4) Mr. Siville joined the Company in April, 2000 as Vice President of Finance and Chief Financial Officer.

(5) Mr. Wrobel was appointed as to the Board of Directors in October 1997. Mr. Wrobel was appointed President and Chief Executive Officer of the Company in October 1997, and resigned from those offices in late September, 2001.

(6) Mr. Trafecanty was appointed as Chief Financial Officer of the Company in August 1996 and ceased to be an employee of the Company January 11, 2000. The Company provided a car allowance to Mr. Trafecanty of $6,000 for each of 1999 and 1998, living expenses totaling $7,199 and $10,926 for 1999 and 1998 respectively, and reimbursed Mr. Trafecanty for other benefits, which totaled $19,232 and $18,637 for 1999 and 1998 respectively. Payments made to Mr. Trafecanty in 2001 constituted severance pay under a separation agreement between the Company and Mr. Trafecanty.

(7) Mr. Sullivan was appointed as Vice President and Controller of the Company in March 1997 and ceased to be an employee of the Company March 13, 2000.

Option Grants in Last Fiscal Year

The following table contains information concerning stock option grants made to the Company's Chief Executive Officer and each of the other Named Executive Officers during the fiscal year ended December 31, 2001. No stock appreciation rights were granted or exercised during such fiscal year.

                                      Individual Grants
                        --------------------------------------------------
                                                                 			Potential Realizable Value
				Number of	  % of Total					 at Assumed Annual Rates
				Securities	  Options                                 of Stock Price Appreciation
                       	Underlying	  Granted to      Exercise or                   for Option Term
              		Options	  Employees in	Base Price	Expiration  ----------------------------
   Name                 Granted (#)	  Fiscal Year	($/SH) 	Date		   5% ($)       	10% ($)
   -----------    	-----------   ------------ 	----------- ----------    -------   	--------

Robert M. Czajkowski....   40,000       50%              $0.18     1/10/2012    $4,528          $11,475

Randal D. Siville........    0           0                 0         0             0               0

Andrew K. Wrobel.......	     0           0                 0         0             0               0

Denis J. Trafecanty.....     0           0                 0         0             0               0

Timothy R. Sullivan.....     0	     0		     0	   0	 	     0		   0

Aggregated Option Exercises and Fiscal Year-End Values

No options were exercised by the Company's Chief Executive Officer or the other Named Executive Officers during the fiscal year ended December 31, 2001. The following table sets forth information concerning option holdings for such fiscal year with respect to the Company's Chief Executive Officer and each of the other Named Executive Officers. The fair market value of the Common Stock at fiscal year-end was $0.10 per share, based on the average of the highest bid and lowest ask price as quoted on the OTC Bulletin Board. No stock appreciation rights were exercised or outstanding during such fiscal year.

				Number of
				Securities Underlying		Value of Unexercised
                        Unexercised Options at		In-the-Money Options at
				Fiscal Year-End (#)		Fiscal Year-End ($)
				----------------------		-----------------------
Name				Exercisable	Unexercisable	Exercisable	Unexercisable
----				-----------	-------------	-----------	-------------

Robert M. Czajkowski...	    0         40,000               0           0

Randal D. Siville......	    0           0                  0           0

Andrew K. Wrobel.......     0           0                  0           0

Denis J. Trafecanty....	    0           0                  0           0

Timothy R. Sullivan....     0           0                  0           0

Compensation and Stock Option Committee Interlocks and Insider Participation

The individuals who served on the Compensation and Stock Option Committee of the Company's Board of Directors during the fiscal year ended December 31, 2001, were Mr. Neuharth and Dr. Barrow.

No current executive officer of the Company has ever served as a member of the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of the Company's Board of Directors or Compensation and Stock Option Committee.

Employment Contracts and Termination of Employment and Change in Control Arrangements

Employment Agreement with Andrew K. Wrobel. Effective October 6, 1997, the Company entered into a one (1) year employment agreement ("Agreement") with Andrew K. Wrobel. Under the terms of the Employment Agreement, which was in effect through September 21, 2001, Mr. Wrobel was entitled to a base salary of not less than $220,000 per year, plus a minimum increase of six (6) percent of his base salary on each anniversary of the agreement. Mr. Wrobel was also entitled to receive a bonus equal to sixty percent (60%) of his then existing base salary, payable quarterly pro rata upon the Company's achievement of the performance criteria set forth in the business plan to be prepared by Mr. Wrobel for the Company and approved by the Board. The October 6, 1997 Employment Agreement also guaranteed
Mr. Wrobel stock options for 500,000 shares of the Company's Common
Stock at the fair market value on the date of the Agreement ($0.43 per share), which options were to become exercisable on an accelerated basis in the event of an acquisition of the Company by merger or asset sale,
unless the options are assumed by the acquiring entity.   In the fiscal
year ended December 31, 2001, Mr. Wrobel participated in all of the Company's employee benefit plans.

The October 6, 1997 Employment Agreement was terminated upon Mr. Wrobel's resignation and the delivery of a separate Resignation and Release Agreement between the Company and Mr. Wrobel dated September 21, 2001.
The Resignation and Release Agreement provided that the Company would deliver to Mr. Wrobel (i) cash payments totaling approximately $67,000,
(ii) the release of a promissory note and deed of trust that Mr. Wrobel had previously executed to a third party, (iii) indemnification agreements regarding creditors of the Company whose loans Mr. Wrobel had guaranteed, and (iv) 1,250,000 shares of MeltroniX common stock to a company affiliated with Mr. Wrobel in exchange for Mr. Wrobel's release of any claim for stock options regarding the Company's stock. In the event that the payments described above were not timely made, the Company agreed to deliver freely tradable shares of its common stock as a penalty.

Change in Control Arrangements. The Compensation and Stock Option Committee of the Board of Directors has the authority as Plan Administrator of the 1993 Plan to provide for the accelerated vesting of the shares of Common Stock subject to outstanding options held by the Chief Executive Officer and the Company's other executive officers under that plan in the event their employment were to be terminated (whether involuntarily or through a forced resignation) following an acquisition of the Company by merger or asset sale. In connection with a hostile change in control of the Company effected through a successful tender offer for more than 50% of the Company's outstanding voting stock or through a proxy contest for the election of Board members, the Plan Administrator has the discretionary authority to provide for automatic acceleration of outstanding options under the Discretionary Option Grant Program of the 1993 Plan and the automatic vesting of outstanding shares under the Stock Issuance Program.

COMPENSATION AND STOCK OPTION COMMITTEE REPORT

For the 2001 fiscal year, the Compensation and Stock Option Committee of the Board of Directors was responsible for establishing the base salary and incentive cash bonus programs for the Company's executive officers and other key employees and administering certain other compensation programs for such individuals, subject in each instance to review and final approval by the full Board. The Compensation and Stock Option Committee also had the exclusive responsibility during such year for the administration of the Company's 1993 Plan under which grants may be made to executive officers and other key employees.

General Compensation Policy. The fundamental policy of the Compensation and Stock Option Committee is to provide the Company's executive officers and other key employees with compensation opportunities based upon their contribution to the financial success of the Company and their personal performance. It is the Compensation and Stock Option Committee's objective to have a substantial portion of each officer's compensation contingent upon the Company's performance as well as upon his own level of performance. Accordingly, the compensation package for each executive officer and key employee is comprised of three elements: (i) base salary which reflects individual performance, (ii) annual variable performance awards payable in cash and tied to the Company's achievement of financial performance targets, and (iii) long-term stock-based incentive awards which strengthen the mutuality of interests between the executive officers and the Company's shareholders. As an executive officer's level of responsibility increases, it is the intent of the Compensation and Stock Option Committee to have a greater portion of his total compensation be dependent upon Company performance and stock price appreciation rather than base salary.

Factors. For Andrew K. Wrobel, the Compensation and Stock Option Committee followed the terms of his employment agreement with the Company in determining his compensation for 2001. That agreement specified the compensation, subject to Board adjustment, that was paid to Mr. Wrobel during 2001. Several of the more important factors which the Compensation and Stock Option Committee considered in establishing the components of the compensation packages for executive officers who do not have an employment agreement with the Company for the 2001 fiscal year are summarized below. Additional factors were also taken into account and the compensation and Stock Option Committee may, in its discretion, apply entirely different factors, particularly different measures of financial performance, in setting executive compensation for future fiscal years.

Base Salary. The base salary for each officer who does not have an employment agreement with the Company is determined on the basis of the following factors: experience, personal performance and internal comparability considerations. The weight given to each of these factors differs from individual to individual, as the Compensation and Stock Option Committee deems appropriate.

Annual Incentive Compensation. Annual bonuses are earned by each executive officer primarily on the basis of the Company's achievement of certain corporate financial performance targets established for each fiscal year combined with the individual performance of such individual.

Long-Term Incentive Compensation. Long-term incentives are provided through stock option grants. The grants are designed to align the interests of each executive officer with those of the shareholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant allows the individual to acquire shares of the Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to ten years). Each option generally becomes exercisable in installments over a two and one-half (2 1/2) or three (3)-year period, contingent upon the executive officer's continued employment with the Company or a subsidiary. Accordingly, the option will provide a return to the executive officer only if the executive officer remains employed by the Company during the vesting period, and then only if the market price of the underlying shares appreciates over the option term.

The number of shares subject to each option grant is set at a level intended to create a meaningful opportunity for stock ownership based on the officer's current position with the Company, the base salary associated with that position, the size of comparable awards made to individuals in similar positions within the industry, the individual's potential for increased responsibility and promotion over the option term, and the individual's personal performance in recent periods. The Compensation and Stock Option Committee also takes into account the number of vested and unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. However, the Compensation and Stock Option Committee does not adhere to any specific guidelines as to the relative option holdings of the Company's executive officers. In 2001, Mr. Czajkowski received option grants for 40,000 shares of the Company's Common Stock for his participation on the Board of Directors. Such options are described in the Summary Compensation Table, in the column entitled "Long Term Compensation Awards--Securities Underlying Options" and in the "Option Grants in Last Fiscal Year" table.

CEO Compensation. In setting the compensation payable to the Company's
Chief Executive Officer during fiscal year 2001, Mr. Wrobel, the Compensation and Stock Option Committee followed the terms of the employment agreement that was previously negotiated between Mr. Wrobel and the Company and subsequently executed. In accordance with the terms of his employment agreement, Mr. Wrobel received a base salary of $260,000 in 2001.

For fiscal year 2001, Mr. Wrobel was entitled to a bonus equal to sixty percent (60%) of his then-existing base salary, payable quarterly pro-rata upon the Company's achievement of the performance criteria set forth in the business plan prepared by Mr. Wrobel for the Company and approved by the Board. The business plan approved by the Board required the Company to achieve a defined cumulative net income for fiscal year 2001 measured as of each quarterly period for Mr. Wrobel to be entitled to a bonus in that quarter equal to fifteen percent (15%) of his then-existing base salary. Based on these factors and such other factors as the Board of Directors deemed appropriate, the Board of Directors awarded Mr. Wrobel no bonus in 2001. The 2000 base salary in Mr. Wrobel's employment agreement was based on such factors as the Board of Directors determined to be appropriate at the time the employment agreement was negotiated in 1997. On October 6, 1997, Mr. Wrobel was granted an option to purchase 500,000 shares of Common Stock (see "Employment Contracts and Termination of Employment and Change in Control Arrangements-Employment Agreement with Andrew K. Wrobel") to make a portion of his total compensation contingent on increased value for the Company's Shareholders; the option will have no value unless there is appreciation in the value of the Company's Common Stock over the option term. On November 4, 1997, Mr. Wrobel received an option to purchase 100,000 shares of Common Stock. On October 14, 1999, Mr. Wrobel received an option to purchase 1,032,000 shares of Common Stock. While Mr. Wrobel's right to salary and bonuses was terminated upon his resignation and delivery of the Resignation and Release Agreement between the Company and Mr. Wrobel dated September 21, 2001,

Compliance with Internal Revenue Code Section 162(m). As a result of
Section 162(m) of the Internal Revenue Code, the Company will not be allowed a federal income tax deduction for compensation paid to certain executive officers, to the extent that compensation exceeds $1 million per officer in any fiscal year. This limitation applies to all compensation paid to the covered executive officers, which is not considered to be performance-based. Compensation that does qualify as performance-based compensation will not have to be taken into account for purposes of this limitation. Non-performance based compensation paid to the Company's executive officers for the 2001 fiscal year did not exceed the $1 million limit per officer, and the Compensation and Stock Option Committee does not anticipate that the non-performance based cash compensation to be paid to the Company's executive officers for fiscal 2002 will exceed that limit. In addition, option grants and other awards made under the 1993 Plan prior to January 1, 2002 were structured so that any compensation deemed paid to an executive officer in connection with those awards will qualify as performance-based compensation which will not be subject to the $1 million limitation. However, any compensation deemed paid by the Company in connection with transactions relating to options or other awards granted during the 2001 fiscal year will have to be taken into account for purposes of the $1 million limitation. Because it is unlikely that the compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limit, the Compensation and Stock Option Committee has decided at this time not to take any action to limit or restructure the elements of compensation payable to the Company's executive officers. The Compensation and Stock Option Committee will reconsider this decision should the individual compensation of any executive officer ever approach the $1 million level.

Dated as of April 30, 2002

Dr. Abigail A. Barrow
Paul H. Neuharth, Jr.,

COMPARISON OF SHAREHOLDER RETURN

The following graph compares the annual cumulative total stockholder return (assuming reinvestment of dividends) from investing $100 on January 1, 1997 and plotted at the end of each fiscal year thereafter, in each of (i) the Company's Common Stock, (ii) the Nasdaq Stock Market, and (iii) the Media General Financial Services SIC Code Index 3674--Semiconductors, Related Devices-which consists of other companies in the semiconductor industry.

It should be noted that the Company has not paid any dividends on the Common Stock, and no dividends are included in the representation of the Company's performance. The stock price performance on the graph below is not necessarily indicative of future price performance.

                           [GRAPH APPEARS HERE]

							SEC Code Index
Measurement Period				(Semiconductors,
(Fiscal Year Covered)	 MeltroniX	 	Related Devices)		Broad Market
---------------------	------------	-----------------	     ---------------

Jan. 1, 1997		  $100.00		   $100.00			$100.00
Dec. 31, 1997 		  $ 58.00		   $104.21			$122.32
Dec. 31, 1998 		  $ 18.00	  	   $156.89			$172.52
Dec. 31, 1999 		  $144.00		   $337.57			$304.29
Dec. 31, 2000 		  $ 25.00		   $250.83			$191.25
Dec. 31, 2001 	        $ 10.00	         $203.56			$152.46

(1) The graph covers the period from January 1, 1996 through the fiscal year ended December 31, 2001.

(2) The graph assumes that $100 was invested on January 1, 1996 in the Company's Common Stock and in each index (Peer Group, Broad Market)
    and that all dividends were    reinvested. No cash dividends have been
    declared on the Company's Common Stock.

(3) Shareholder returns over the indicated period should not be considered indicative of future shareholder returns.

(4) The performance graph and all of the material in the Compensation and Stock Option Committee Report is not deemed filed with the Securities and Exchange Commission, and is not incorporated by reference to any filing of the Company under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in any such filing.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the
Company's executive officers and directors, and persons who own more than ten percent of the Company's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file.
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Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Form 4's or 5's were required for such persons, the Company believes that all filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners during the period from January 1, 2001 to December 31, 2001, were complied with.

FORM 10-K

The Company files an Annual Report on Form 10-K with the SEC. A copy of the Annual Report on Form 10-K (excluding exhibits) including financial statements and schedules has been included with the mailing of this proxy to all shareholders. Shareholders may obtain additional copies of these reports, including financial statements and financial statement schedules, without charge, by writing to Randal D. Siville, Vice President of Finance and Chief Financial Officer of the Company, at the Company's executive offices at 9577 Chesapeake Drive, San Diego, California 92123.

The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.


BY ORDER OF THE BOARD OF DIRECTORS


ROBERT M. CZAJKOWSKI
President and Chief Executive Officer

April 30, 2002
San Diego, California

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                             APPENDIX A
				   MELTRONIX, INC.

                               PROXY

             ANNUAL MEETING OF THE SHAREHOLDERS - June 3, 2002

          FOR ANNUAL MEETING OF THE SHAREHOLDERS OF MELTRONIX, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


	The undersigned hereby appoints ROBERT M. CZAJKOWSKI and RANDAL
D. SIVILLE, and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Annual Meeting of the Shareholders to be held at 9577 Chesapeake Drive, San Diego, California 92123-1304 on June 3, 2002, at 10:00 a.m. (the "Annual Meeting"). The shares represented by this Proxy shall be voted in the manner set forth on the reverse side.

              (Continued and to be signed on the reverse side.)

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This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder.

         IF NO DIRECTION IS PROVIDED, THIS PROXY WILL BE VOTED
		   AS RECOMMENDED BY THE BOARD OF DIRECTORS.



Proposal 1: election of directors:        FOR			 WITHHOLD vote
					    election of all nominees   from all nominees

Robert M. Czajkowski			      ____                  ____
Stephen P. Meyer 					____                  ____
Paul H. Neuharth, Jr.				____                  ____
David M. Salva, Ph.D.				____                  ____
David J. Strobel					____                  ____


Except nominee(s) below, from whom vote is withheld:

____________________________________________


Proposal 2: To ratify the appointment	 FOR      AGAINST     ABSTAIN
of Haskell & White LLP as independent	 ____      ____        ____
accountants of the Company for the
fiscal year ended December 31, 2002.

The Board of Directors recommends a vote FOR the proposals. This Proxy, when properly executed, will be voted as specified above. This Proxy will be voted FOR the proposals if no specification is made. This Proxy will also be voted at the discretion of the Proxy holder on such matters other than the four specific proposals as may come before the meeting.

IMPORTANT-PLEASE SIGN AND RETURN PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature_________________________________________  Dated: ________, 2002


Signature if held jointly_________________________  Dated: ________, 2002
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